Exhibit 99.2

 Fourth Quarter 2013Earnings Release & Supplemental Financial Information   Investor Relations Contact:Barb PakDirector of Investor Relations (650) 494-3700  Essex Property Trust, Inc.925 East Meadow Drive Palo Alto, CA 94303(650) 494-3700  Epic Phase 1San Jose, CA 280 UnitsStabilized in October 201
Q4 2013 Supplemental

ESSEX PROPERTY TRUST, INC.

Consolidated Operating Results	Three Months Ended		Year Ended
(Dollars in thousands, except per share amounts)	December 31,		December 31,
	2013	2012	2013	2012

Revenues:
Rental and other property	$155,986	$140,294	$602,003	$526,696
Management and other fees	2,561	3,177	11,700	11,489
	158,547	143,471	613,703	538,185

Expenses:
Property operating	51,070	45,699	196,012	172,167
Depreciation	49,733	44,663	192,420	169,173
General and administrative	6,676	6,866	25,601	23,307
Merger expenses	4,284	-	4,284	-
Cost of management and other fees	1,634	1,620	6,681	6,513
	113,397	98,848	424,998	371,160
Earnings from operations	45,150	44,623	188,705	167,025

Interest expense before amortization	(26,875)	(25,864)	(104,600)	(100,244)
Amortization expense	(2,986)	(2,963)	(11,924)	(11,644)
Interest and other income	2,307	2,963	11,633	13,833
Equity income from co-investments	3,570	32,747	55,865	41,745
Loss on early retirement of debt	(1,146)	(2,348)	(300)	(5,009)
Gain on sale of land	-	-	1,503	-
Gain on remeasurement of co-investment	-	-	-	21,947
Income before discontinued operations	20,020	49,158	140,882	127,653
Income from discontinued operations	16,883	482	31,173	11,937
Net income	36,903	49,640	172,055	139,590
Net income attributable to noncontrolling interest	(3,661)	(4,479)	(15,772)	(14,306)
Net income attributable to controlling interest	33,242	45,161	156,283	125,284
Dividends to preferred stockholders	(1,368)	(1,368)	(5,472)	(5,472)
Net income available to common stockholders	$31,874	$43,793	$150,811	$119,812

Net income per share - basic	$0.85	$1.22	$4.05	$3.42

Net income per share - diluted	$0.85	$1.22	$4.04	$3.41

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Consolidated Operating Results	Three Months Ended		Year Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2013	2012	2013	2012

Rental and other property
Rental	$145,231	$130,385	$561,109	$490,570
Other property	10,755	9,909	40,894	36,126
Rental and other property	$155,986	$140,294	$602,003	$526,696

Management and other fees
Management	$1,451	$2,264	$7,263	$8,457
Development and redevelopment	1,110	913	4,437	3,032
Management and other fees	$2,561	$3,177	$11,700	$11,489

Property operating expenses
Real estate taxes	$14,504	$13,106	$57,276	$48,354
Administrative and insurance	12,125	10,632	45,625	40,879
Maintenance and repairs	10,645	9,922	40,831	36,318
Utilities	10,016	8,880	37,791	33,973
Property management	3,780	3,159	14,489	12,643
Property operating expenses	$51,070	$45,699	$196,012	$172,167

General and administrative
General and administrative	$14,462	$13,367	$54,246	$48,651
Allocated to cost of management and other fees	(1,634)	(1,620)	(6,681)	(6,513)
Allocated to property operating expenses - administrative	(3,780)	(3,159)	(14,489)	(12,643)
Capitalized to real estate	(2,372)	(1,722)	(7,475)	(6,188)
Net general and administrative	$6,676	$6,866	$25,601	$23,307

Interest and other income
Marketable securities and other interest income	$2,358	$1,826	$8,191	$7,087
Notes receivable	41	839	923	3,628
(Loss) gain from sale of marketable securities and note prepayment	(92)	298	2,519	819
Co-investment promote fee	-	-	-	2,299
Interest and other income	$2,307	$2,963	$11,633	$13,833

Equity income from co-investments
Equity income (loss) from co-investments	$14	$230	$836	$(814)
Income from preferred equity investments	3,556	3,405	14,919	13,447
Gain on sale of co-investment, net	-	29,112	38,752	29,112
Income from early redemption of preferred equity investments	-	-	1,358	-
Equity income from co-investments	$3,570	$32,747	$55,865	$41,745

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,901	$2,781	$8,938	$7,950
DownREIT limited partners' distributions	1,144	1,074	4,635	4,367
Third-party ownership interest	616	624	2,199	1,989
Noncontrolling interest	$3,661	$4,479	$15,772	$14,306

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Consolidated Funds From Operations	Three Months Ended			Year Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2013	2012	% Change	2013	2012	% Change

Funds from operations
Net income available to common stockholders	$31,874	$43,793		$150,811	$119,812
Adjustments:
Depreciation	49,857	45,017		193,518	170,686
Gains not included in FFO, net of internal disposition costs	(16,564)	(29,112)		(67,975)	(60,842)
Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	4,405	3,365		15,748	14,467
Noncontrolling interest related to Operating Partnership units	1,901	2,781		8,938	7,950
Depreciation attributable to noncontrolling interest	(328)	(319)		(1,309)	(1,223)
Funds from operations	$71,145	$65,525		$299,731	$250,850
FFO per share-diluted	$1.80	$1.72	4.6%	$7.59	$6.71	13.1%

Components of the change in FFO
Non-core items:
Loss on early retirement of debt	1,146	2,348		300	5,009
Income from early redemption of preferred equity investments	-	-		(1,358)	-
Acquisition costs	369	1,480		1,161	2,255
Loss (gain) on sale of marketable securities and note prepayment	92	(298)		(2,519)	(819)
Gain on sale of land	-	-		(1,503)	-
Merger expenses	4,284	-		4,284	-
Co-investment promote income	-	-		-	(2,299)
Core funds from operations	77,036	69,055		300,096	254,996
Core FFO per share-diluted	$1.94	$1.81	7.5%	$7.60	$6.82	11.4%

Changes in core items:
Same-property NOI	$6,879			$24,273
Non-same property NOI	3,442			27,189
Management and other fees, net	(630)			43
Equity income from co-investments	975			4,403
Interest and other income	(266)			(1,601)
Interest and amortization expense	(1,034)			(4,636)
General and administrative	(921)			(3,388)
Discontinued operations	(392)			(619)
Other items, net	(72)			(564)
	$7,981			$45,100

Weighted average number of shares outstanding diluted (1)	39,634,078	38,182,569		39,501,076	37,377,986

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2013	December 31, 2012

Real Estate:
Land and land improvements	$1,083,552	$1,003,171
Buildings and improvements	4,360,205	4,030,501
	5,443,757	5,033,672
Less: accumulated depreciation	(1,254,886)	(1,081,517)
	4,188,871	3,952,155
Real estate under development	50,430	66,851
Co-investments	677,133	571,345
	4,916,434	4,590,351
Cash and cash equivalents	53,766	42,126
Marketable securities	90,084	92,713
Notes and other receivables	68,255	66,163
Other assets	58,300	55,870
Total assets	$5,186,839	$4,847,223

Mortgage notes payable	$1,404,080	$1,565,599
Unsecured debt	1,410,023	1,112,084
Lines of credit	219,421	141,000
Other liabilities	148,046	137,469
Derivative liabilities	2,682	6,606
Total liabilities	3,184,252	2,962,758

Cumulative convertible preferred stock, carrying value	4,349	4,349

Equity:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,345,764	2,204,778
Distributions in excess of accumulated earnings	(474,426)	(444,466)
Accumulated other comprehensive loss	(60,472)	(69,261)
Total stockholders' equity	1,884,619	1,764,804
Noncontrolling interest	113,619	115,312
Total equity	1,998,238	1,880,116
Total liabilities and equity	$5,186,839	$4,847,223

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Debt Summary - December 31, 2013
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Weighted	Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			Average Interest	of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	41%	$1,236,479	6.1%	5.2	2014	$-	$-	$-	-	-
Variable rate - secured (1)	5%	167,601	1.6%	19.9	2015	67,461	-	67,461	5.2%	2.4%
Total mortgage notes payable	46%	1,404,080	5.6%	6.9	2016	12,390	350,000	362,390	3.4%	12.9%
					2017	182,731	190,000	372,731	4.3%	13.2%
Unsecured Debt					2018	271,156	-	271,156	5.9%	9.6%
Bonds private - fixed rate	15%	465,000	4.5%	5.2	2019	256,245	75,000	331,245	5.6%	11.8%
Bonds public - fixed rate	20%	595,023	3.5%	9.0	2020	398,776	-	398,776	6.4%	14.2%
Term loan (2)	11%	350,000	2.5%	3.2	2021	47,720	200,000	247,720	5.0%	8.8%
	46%	1,410,023	3.6%	6.3	2022	-	297,311	297,311	3.7%	10.6%
Unsecured Lines of Credit					2023	-	297,712	297,712	3.3%	10.6%
Line of credit (3)	7%	199,000	2.2%		2024	-	-	-	-	-
Line of credit (4)	1%	20,421	2.2%		Thereafter	167,601	-	167,601	1.6%	5.9%
Total lines of credit	8%	219,421	2.2%
					Total	$1,404,080	$1,410,023	$2,814,103	4.6%	100.0%
Total debt	100%	$3,033,524	4.4%

Capitalized interest for the three months and twelve months ended December 31, 2013 was approximately $3.8 million and $16.5 million, respectively.

(1)	This variable rate debt is tax exempt to the note holders and is subject to interest rate protection agreements.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate of 2.14%.
(3)	The unsecured line of credit facility is $1 billion and the line matures in December 2017 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.
(4)	The unsecured line of credit facility is $25 million and has matured in January 2014. The Company has extended the facility for two additional years. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - December 31, 2013
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants	Actual	Requirement
Total debt		$3,033,524
			Debt to Total Assets:	47%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		37,421
Limited partnership units (1)		2,150
Options-treasury method		112	Secured Debt to Total Assets:	22%	< 40%
Total shares of common stock and potentially dilutive securities		39,683

Common stock price per share as of December 31, 2013		$143.51
			Interest Coverage:	342%	> 150%
Market value of common stock and potentially dilutive securities		$5,694,907

Preferred stock		$73,079	Unsecured Debt Ratio (1) :	232%	> 150%

Total equity capitalization		$5,767,986
			Selected Credit Ratios	Actual
Total market capitalization		$8,801,510
Ratio of debt to total market capitalization		34.5%	Indebtedness Divided by Adjusted EBITDA (2):	7.0x

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.			Unencumbered NOI to Total NOI:	60%

			(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.

Credit Ratings			(2) Adjusted EBITDA is annualized current quarter NOI adjusted for non-recurring items and proforma NOI for current quarter acquisitions.
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Property Operating Results - Quarters ended December 31, 2013 and 2012
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change	2013	2012	2013	2012	% Change

Revenues:
Same-property revenue	$60,069	57,361	4.7%	$47,673	$44,019	8.3%	$23,992	22,249	7.8%	$-	-	$131,734	$123,629	6.6%
Non-same property revenue (2)	8,282	7,158		8,115	3,509		4,118	2,803		3,737	3,195	24,252	16,665
Total Revenues	$68,351	$64,519		$55,788	$47,528		$28,110	$25,052		$3,737	$3,195	$155,986	$140,294

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,066	$5,034		$4,400	4,150		$2,064	1,939		$-	-	$11,530	$11,123	3.7%
Administrative and insurance	5,380	5,211		2,849	2,930		1,702	1,672		-	-	9,931	9,813	1.2%
Maintenance and repairs	4,211	4,101		2,920	2,689		1,564	1,681		-	-	8,695	8,471	2.6%
Utilities	3,449	3,216		2,934	2,730		1,791	1,759		-	-	8,174	7,705	6.1%
Management fees	1,339	1,346		906	891		613	613		-	-	2,858	2,850	0.3%
Total same-property operating expenses	19,445	18,908	2.8%	14,009	13,390	4.6%	7,734	7,664	0.9%	-	-	$41,188	$39,962	3.1%
Non-same property operating expenses (2)	3,614	2,833		3,143	1,338		1,422	1,017		1,703	549	9,882	5,737
Total property operating expenses	$23,059	$21,741		$17,152	$14,728		$9,156	$8,681		$1,703	$549	$51,070	$45,699

Net operating income (NOI):
Same-property NOI	$40,624	$38,453	5.6%	$33,664	$30,629	9.9%	$16,258	$14,585	11.5%	$-	$-	$90,546	$83,667	8.2%
Non-same property NOI (2)
Redevelopment communities	1,070	1,293		-	-		762	566		-	-	1,832	1,859
Acquired communities - 2013 (3)	471	-		1,394	-		543	-		-	-	2,408	-
Acquired communities - 2012 (4)	3,127	3,032		3,578	2,171		1,391	1,220		-	-	8,096	6,423
Other real estate assets (1)	-	-		-	-		-	-		2,034	2,646	2,034	2,646
Total non-same property NOI	4,668	4,325		4,972	2,171		2,696	1,786		2,034	2,646	14,370	10,928
Total NOI	$45,292	$42,778		$38,636	$32,800		$18,954	$16,371		$2,034	$2,646	$104,916	$94,595

Same-property operating margin	68%	67%		71%	70%		68%	66%				69%	68%

Annualized same-property turnover percentage	47%	48%		46%	45%		41%	41%				45%	46%

Average same-property concessions per turn (5)	$106	$142		$205	171		$149	147				$145	152

Reconciliation of apartment units at end of period

Same-property apartment units	12,305			8,106			5,749					26,160

Consolidated apartment units	13,855	13,656		9,431	8,987		6,703	6,598				29,989	29,241
Joint venture	1,870	1,788		783	1,236		1,157	1,237				3,810	4,261
Under development	492	492		2,289	1,728		-	275				2,781	2,495
Total apartment units at end of period	16,217	15,936		12,503	11,951		7,860	8,110				36,580	35,997

Percentage of total	45%	44%		34%	33%		21%	23%				100%	100%

Average same-property financial occupancy	96.4%	96.0%		96.3%	96.4%		96.0%	95.9%				96.3%	96.1%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2012 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2013 includes Annaliese, Fox Plaza, Slater 116, Vox, and Domain.
(4)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(5)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Property Operating Results - Year ended December 31, 2013 and 2012
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change	2013	2012	2013	2012	% Change

Revenues:
Same-property revenue	$235,306	225,435	4.4%	$184,508	170,578	8.2%	$93,139	86,483	7.7%	$-	-	$512,953	$482,496	6.3%
Non-same property revenue (2)	29,920	21,099		29,894	4,747		14,414	6,006		14,822	12,348	89,050	44,200
Total Revenues	$265,226	$246,534		$214,402	$175,325		$107,553	$92,489		$14,822	$12,348	$602,003	$526,696

Property operating expenses:
Same-property operating expenses
Real estate taxes	$20,195	19,750		$17,192	16,315		$8,667	7,378		$-	-	$46,054	$43,443	6.0%
Administrative and insurance	21,149	20,343		11,401	11,473		6,776	6,609		-	-	39,326	38,425	2.3%
Maintenance and repairs	16,333	15,550		11,530	10,818		6,213	6,282		-	-	34,076	32,650	4.4%
Utilities	13,097	12,665		11,336	10,840		7,089	6,807		-	-	31,522	30,312	4.0%
Management fees	5,354	5,382		3,602	3,536		2,452	2,454		-	-	11,408	11,372	0.3%
Total same-property operating expenses	76,128	73,690	3.3%	55,061	52,982	3.9%	31,197	29,530	5.6%	-	-	162,386	156,202	4.0%
Non-same property operating expenses (2)	12,423	8,752		11,137	1,803		4,949	2,106		5,117	3,304	33,626	15,965
Total property operating expenses	$88,551	$82,442		$66,198	$54,785		$36,146	$31,636		$5,117	$3,304	$196,012	$172,167

Net operating income (NOI):
Same-property NOI	$159,178	$151,745	4.9%	$129,447	$117,596	10.1%	$61,942	$56,953	8.8%	$-	$-	$350,567	$326,294	7.4%
Non-same property NOI (2)
Redevelopment communities	4,858	4,989		-	-		3,005	2,040		-	-	7,863	7,029
Acquired communities - 2013 (3)	471	-		4,684	-		1,097	-		-	-	6,252	-
Acquired communities - 2012 (4)	12,168	7,358		14,073	2,944		5,363	1,860		-	-	31,604	12,162
Other real estate assets (1)	-	-		-	-		-	-		9,705	9,044	9,705	9,044
Total non-same property NOI	17,497	12,347		18,757	2,944		9,465	3,900		9,705	9,044	55,424	28,235
Total NOI	$176,675	$164,092		$148,204	$120,540		$71,407	$60,853		$9,705	$9,044	$405,991	$354,529

Same-property operating margin	68%	67%		70%	69%		67%	66%				68%	68%

Annualized same-property turnover percentage	53%	51%		52%	48%		49%	49%				52%	52%

Average same-property concessions per turn (5)	$110	153		$149	153		$100	115				$120	128

Average same-property financial occupancy	96.1%	96.1%		96.3%	96.7%		96.1%	96.1%				96.2%	96.3%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2012 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2013 includes Annaliese, Fox Plaza, Slater 116, Vox, and Domain.
(4)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(5)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-K and 10-Q for additional disclosures

S-7.1

ESSEX PROPERTY TRUST, INC.

Revenue by County - Quarters ended December 31, 2013, December 31, 2012 and September 30, 2013
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Three months ended December 31, 2013		Three months ended December 31, 2012
Region	Units	QTD 2013	QTD 2012	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue September 30, 2013	Sequential % Change

Southern California
Los Angeles County	4,349	$1,854	$1,771	4.7%	$24,501	96.4%	$23,388	96.2%	4.8%	$24,207	1.2%
Ventura County	2,898	1,426	1,377	3.6%	12,815	96.7%	12,323	96.4%	4.0%	12,616	1.6%
Orange County	2,262	1,709	1,640	4.2%	11,734	96.1%	11,175	95.7%	5.0%	11,597	1.2%
San Diego County	2,173	1,253	1,209	3.6%	8,459	96.1%	8,152	96.1%	3.8%	8,302	1.9%
Santa Barbara County	347	1,748	1,668	4.8%	1,892	99.3%	1,679	92.1%	12.7%	1,748	8.3%
Riverside County	276	789	797	-1.0%	668	94.6%	644	91.9%	3.7%	616	8.4%
Total same-property	12,305	1,594	1,530	4.2%	60,069	96.4%	57,361	96.0%	4.7%	59,086	1.7%
Los Angeles County	546	1,696			2,838		2,761
San Diego County	379	1,899			888		-
Orange County	625	2,342			4,556		4,397
Non-same property	1,550	1,979			8,282		7,158

Northern California
Santa Clara County	3,671	2,053	1,898	8.2%	22,858	96.4%	21,040	96.1%	8.6%	22,480	1.7%
Contra Costa County	1,720	1,753	1,640	6.9%	9,094	95.5%	8,652	96.7%	5.1%	9,089	0.1%
Alameda County	1,542	1,723	1,559	10.5%	8,278	96.6%	7,535	96.9%	9.9%	8,075	2.5%
San Mateo County	768	2,112	1,922	9.9%	5,004	96.5%	4,571	96.9%	9.5%	4,908	2.0%
San Francisco MSA	175	2,385	2,140	11.4%	1,276	96.7%	1,122	95.7%	13.7%	1,181	8.0%
Other	230	1,670	1,573	6.2%	1,163	96.5%	1,099	97.1%	5.8%	1,105	5.2%
Total same-property	8,106	1,928	1,777	8.5%	47,673	96.3%	44,019	96.4%	8.3%	46,838	1.8%
San Francisco MSA	717	2,479			4,494		878
Santa Clara County	608	2,049			3,621		2,631
Non-same property	1,325	2,264			8,115		3,509

Seattle Metro
King County	5,284	1,346	1,252	7.5%	22,557	96.0%	20,915	95.8%	7.9%	22,265	1.3%
Snohomish County	465	981	906	8.3%	1,435	96.1%	1,334	96.5%	7.6%	1,398	2.6%
Total same-property	5,749	1,317	1,224	7.6%	23,992	96.0%	22,249	95.9%	7.8%	23,663	1.4%
King County	954	1,610			4,118		2,803
Non-same property	954	1,610			4,118		2,803

Other real estate assets					3,737		3,195

Total same-property revenue	26,160	$1,637	1,539	6.4%	$131,734	96.3%	$123,629	96.1%	6.6%	$129,587	1.7%

Total non-same property revenue	3,829	$1,951			$24,252		$16,665

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Revenue by County - Year ended December 31, 2013 and 2012
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Year ended December 31, 2013		Year ended December 31, 2012
Region	Units	YTD 2013	YTD 2012	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,349	$1,822	$1,735	5.0%	$96,020	96.2%	$91,461	96.5%	5.0%
Ventura County	2,898	1,403	1,357	3.4%	50,373	96.6%	48,589	96.4%	3.7%
Orange County	2,262	1,681	1,613	4.2%	46,020	96.1%	44,022	96.0%	4.5%
San Diego County	2,173	1,234	1,198	3.0%	33,145	95.7%	32,163	96.1%	3.1%
Santa Barbara County	347	1,703	1,667	2.2%	7,193	95.7%	6,642	91.6%	8.3%
Riverside County	276	797	788	1.1%	2,555	91.0%	2,558	92.5%	-0.1%
Total same-property	12,305	1,567	1,506	4.1%	235,306	96.1%	225,435	96.1%	4.4%
Los Angeles County	546	1,681			11,166		9,960
San Diego County	379	1,899			888		-
Orange County	625	2,278			17,866		11,139
Non-same property	1,550	1,963			29,920		21,099

Northern California
Santa Clara County	3,671	1,993	1,831	8.8%	88,552	96.3%	81,567	96.8%	8.6%
Contra Costa County	1,720	1,701	1,606	5.9%	35,579	96.2%	33,675	96.4%	5.7%
Alameda County	1,542	1,651	1,515	9.0%	31,823	96.7%	29,270	96.8%	8.7%
San Mateo County	768	2,037	1,837	10.9%	19,366	96.9%	17,451	97.2%	11.0%
San Francisco MSA	175	2,288	2,046	11.8%	4,707	93.1%	4,292	95.9%	9.7%
Other	230	1,621	1,548	4.7%	4,481	95.3%	4,323	96.0%	3.7%
Total same-property	8,106	1,866	1,720	8.5%	184,508	96.3%	170,578	96.7%	8.2%
San Francisco MSA	717	2,254			16,012		913
Santa Clara County	608	1,948			13,882		3,834
Non-same property	1,325	2,150			29,894		4,747

Seattle Metro
King County	5,284	1,308	1,215	7.7%	87,623	96.2%	81,374	96.2%	7.7%
Snohomish County	465	951	876	8.6%	5,516	95.1%	5,109	95.1%	8.0%
Total same-property	5,749	1,279	1,188	7.7%	93,139	96.1%	86,483	96.1%	7.7%
King County	954	1,569			14,414		6,006
Non-same property	954	1,569			14,414		6,006

Other real estate assets					14,822		12,348

Total same-property revenue	26,160	$1,597	$1,502	6.3%	$512,953	96.2%	$482,496	96.3%	6.3%

Total non-same property revenue	3,829	$1,894			$89,050		$44,200

See Company's 10-K and 10-Q for additional disclosures

S-8.1

ESSEX PROPERTY TRUST, INC.

Development Pipeline - December 31, 2013
(Dollars in millions, except per unit amounts in thousands)

		Ownership %	Estimated Units	Estimated Retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Share of Estimated Total Cost	Apartment Cost per Unit	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated
Project Name	Location
The Emme	Emeryville, CA	100%	190	-	$34.1	$27.5	$61.6	$61.6	$324	Q3 2012	Q3 2014	Q1 2015
The Avery (1)	Los Angeles, CA	100%	121	-	2.5	35.1	37.6	37.6	311	Q3 2012	Q1 2014	Q2 2014
Total Development Projects - Consolidated			311	-	36.6	62.6	99.2	99.2	319

Predevelopment Projects - Consolidated
Project Name	Location
City Centre	Moorpark, CA	100%	200	-	11.6	-	11.6	11.6
Other Projects	various	100%	-	-	2.2	-	2.2	2.2
Total Predevelopment Projects - Consolidated			200	-	13.8	-	13.8	13.8
Total Development Pipeline - Consolidated			511	-	50.4	62.6	113.0	113.0

Development Projects - Joint Venture
Project Name	Location
Epic - Phase II	San Jose, CA	55%	289	-	87.1	10.2	97.3	53.5	337	Q1 2012	Q4 2013	Q4 2014
Epic - Phase III	San Jose, CA	55%	200	-	28.0	68.3	96.3	53.0	482	Q3 2013	Q3 2015	Q1 2016
Connolly Station	Dublin, CA	55%	309	-	88.6	5.9	94.5	52.0	306	Q3 2011	Q3 2013	Q2 2014
The Huxley (2)	West Hollywood, CA	50%	187	18,200	71.8	3.2	75.0	37.5	339	Q4 2011	Q1 2014	Q3 2014
The Dylan (2)	West Hollywood, CA	50%	184	12,750	64.6	10.8	75.4	37.7	363	Q4 2011	Q2 2014	Q4 2014
Mosso I and Mosso II (2)	San Francisco, CA	55%	463	9,300	191.2	58.8	250.0	137.5	530	Q2 2012	Q2 2014	Q1 2015
Park 20	San Mateo, CA	55%	197	-	47.8	28.3	76.1	41.9	386	Q3 2012	Q3 2014	Q1 2015
One South Market (2)	San Jose, CA	55%	312	6,000	30.9	114.2	145.1	79.8	458	Q2 2013	Q3 2015	Q2 2016
The Village (2)	Walnut Creek, CA	50%	49	35,000	36.3	44.7	81.0	40.5	769	Q3 2013	Q3 2015	Q1 2016
Total Development Projects - Joint Venture			2,190	81,250	646.3	344.4	990.7	533.4	$420

Grand Total - Development Pipeline			2,701	81,250	$696.7	$407.0	$1,103.7	646.4
Essex Cost Incurred to Date								(397.2)
Essex Remaining Commitment								$249.2

(1)	The Company invested $1.0 million and has incurred $1.5 million of additional internal costs as part of an agreement to purchase the property upon receipt of certificate of occupancy for total estimated cost of $37.6 million, which is expected in the first quarter of 2014.
(2)	Excludes the estimated allocation to retail square feet.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Redevelopment Pipeline and Capital Expenditures - December 31, 2013
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the year ended
Region/Project Name	Units	To Date	Cost	Cost	Start	2013	2012

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$8,018	$6,036	$14,054	Q2 2007
Magnolia Square, Sunnyvale, CA	188	9,571	3,722	13,293	Q3 2010
Southern California
Fairway @ Big Canyon	74	2,563	3,253	5,816	Q4 2012
Total Same-property - Redevelopment Projects	554	$20,152	$13,011	$33,163		$9,186	$8,156

Same-Property Redevelopment Vacancy Loss						$2,320	$1,531

Non-same property - Redevelopment Projects
Seattle Metro
Woodland Commons, Bellevue, WA	302	$15,298	$105	$15,403	Q2 2007
Southern California
Bunker Hill Towers, Los Angeles	456	3,157	72,987	76,144	Q3 2013
Total Non-same property - Redevelopment Projects	758	$18,455	$73,092	$91,547		$8,064	$7,028

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)	The Company incurred $0.4 million and $2.3 million of vacancy loss for the same-property portfolio, and $0.8 million and $3.6 million of vacancy loss for the total portfolio during the three and twelve months ended December 31, 2013, respectively. The Company completed the redevelopment of interiors totaling 319 and 1,524 units for the same-property portfolio and 339 and 1,692 units for the total portfolio, during the three and twelve months ended December 31, 2013, respectively.

Non-revenue Generating Capital Expenditures	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012

Non-revenue generating capital expenditures	$5,153	$9,536	$8,330	$4,019	$14,715	$8,736	$5,840
Average apartment units in quarter	29,833	29,646	29,338	28,900	28,269	27,815	27,457
Capital expenditures per apartment unit in the quarter	$173	$322	$284	$139	$521	$314	$213
Capital expenditures per apartment unit-trailing four quarters	$906	$1,235	$1,220	$1,153	$1,079	$1,004	$926

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Co-investments - December 31, 2013	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the Year Ended
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended December 31,		Ended December 31,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2013	2012	2013	2012

Operating Non-consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	165	$30,894	$12,724	$4,166	5.8%	0.7	$611	$7,268	$2,375	$33,936
Wesco I, LLC (2)	50.0%	2,713	670,361	355,953	142,025	4.0%	9.3	8,412	6,992	33,236	23,445
Wesco III, LLC (2) (3)	50.0%	657	164,292	84,080	39,073	2.8%	6.2	1,894	252	5,776	252
Expo (4)	50.0%	275	64,552	45,000	12,041	3.7%	6.6	1,197	-	3,724	-
Total Operating Non-consolidated Joint Ventures		3,810	$930,099	$497,757	197,305	3.8%	8.3	$12,114	$14,512	$45,111	$57,633

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,924	$5,672	$22,038	$24,143
Essex portion of depreciation								(4,351)	(3,213)	(15,532)	(14,152)
Essex portion of interest expense and other								(1,933)	(2,179)	(5,718)	(10,987)
Essex portion of gain (Fund II)								-	29,112	38,752	29,112
Essex portion of net income (loss) from operating co-investments								$(360)	$29,392	$39,540	$28,116

Development Joint Ventures (5) (6) (7)	50/55%	2,470	$740,116	$97,700	337,198	1.6%	32.9	$374	$(50)	$48	$182

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term	Income from Preferred Equity Investments
								Equity Investments
Preferred Equity Investments (8)					142,630	10.0%	4.1	$3,556	$3,405	$16,277	$13,447

Total Co-investments					$677,133			$3,570	$32,747	$55,865	$41,745

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks. As of Q4 2013, 12 of the 14 properties in Fund II were sold. The two remaining properties are expected to be sold in 2014. The three and twelve months ended December 31, 2012 reflect NOI results for the 14 properties.
(2)	The Company has a 50% interest in Wesco I and III and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	The Company has provided two bridge loans totaling $56.8 million to Wesco III at a rate of LIBOR + 250, permanent financing is expected to be placed on the Gas Company Lofts and Regency at Mt. View by the end of Q1 2014. In January, WESCO III repaid the loan on Gas Company Lofts and obtained a new $37.5 million loan at an all in rate of 3.71% and matures in 2020.
(4)	NOI generated from the lease-up of Expo was included in Development Joint Ventures in the prior year; operations from Expo were reclassified to Operating Joint Ventures in Q1 2013.
(5)	The Company has interests in nine development co-investments, which are detailed on S-9. NOI generated from the lease-up of Epic and Connolly Station are included in Development Joint Ventures.
(6)	The Huxley and The Dylan have a combined $97.7 million of long-term tax-exempt bond debt that are subject to total return swaps that mature in 2016.
(7)	Includes Phase I of Epic which stabilized in October 2013 but shares amenities and personnel with Phase II of Epic.
(8)	Included in preferred equity income are early redemption fees earned totaling $1.4 million for the twelve months ended December 31, 2013.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2013
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the year ended
	Balance as of December 31, 2013				December 31, 2013
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units Outstanding (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,331	$16,534	$1,696	74,248	$2,639	$961	$1,678
Brentwood (2)	-	-	2,568	58,884	-	-	-
Brookside Oaks	31,698	19,652	2,239	80,903	3,938	854	3,084
Capri at Sunny Hills	15,760	-	2,945	158,665	2,514	731	1,783
Hidden Valley (3)	36,944	30,027	6,089	62,647	5,600	1,733	3,867
Highridge Apartments	30,177	44,807	2,826	270,158	6,710	1,475	5,235
Montejo Apartments	7,863	13,064	1,216	29,319	1,926	529	1,397
The Elliot at Mukilteo	15,714	10,750	1,212	100,713	3,438	1,398	2,040
Magnolia Square	31,001	18,133	6,356	57,231	3,650	992	2,658
Fairhaven Apartments	12,683	16,954	2,951	67,728	2,675	733	1,942
Valley Park Apartments	13,283	22,180	53	3,831	3,034	867	2,167
Villa Angelina Apartments	19,356	27,040	1,593	43,552	4,077	1,041	3,036

	$222,810	$219,141	31,744	1,007,879	$40,201	$11,314	$28,887

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (4)	$108,022		20,921		$17,475	$5,499	$11,976
Operating Limited Partnership Units and Other			60,954
Total Noncontrolling Interest			$113,619

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock.
(2)	The property was sold in Q4 2013 and will be used in a 1031 exchange. Attributable to the 1031 exchange, the partnership underlying the noncontrolling interest remains in place and the 1031 exchange is expected to be completed in 2014. The operating results are reflected in discontinued operations.
(3)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(4)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Income From Discontinued Operations and Selected Financial Data - December 31, 2013
(Dollars in thousands)

Income from Discontinued Operations

For the quarter ended December 31, 2013, the Company sold Cambridge, a 40 unit property located in Chula Vista, California for gross proceeds of $4.7 million resulting in a net gain of $2.5 million and Brentwood, a 140 unit property located in Santa Ana, California for gross proceeds of $27.5 million and a net gain of $14.0 million. During the year ended December 31, 2013, the Company also sold Linden Square in Seattle, Washington for $25.3 million with a net gain of $12.7 million. During 2012 the Company sold two properties located in San Diego, California for gross proceeds of $28.3 million resulting in a net gain of $9.8 million

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Rental revenues	$574	$1,334	$4,454	$5,848
Property operating expenses	(131)	(499)	(1,406)	(2,181)
Depreciation and amortization	(124)	(353)	(1,098)	(1,513)
Income from real estate sold	319	482	1,950	2,154
Gain on sale, net of internal disposition costs and taxes	16,564	-	29,223	9,783
Income from discontinued operations	$16,883	$482	$31,173	$11,937

Shares Outstanding and Potentially Dilutive Securities

	Q4 2013	Actual	YTD 2013
	Weighted Avg.	As of 12/31/13	Weighted Avg.
Common Shares	37,373,783	37,421,219	37,248,960
Stock Options and Series G Preferred Stock	113,376	111,726	120,691
Weighted Avg. Shares Diluted - EPS	37,487,159	37,532,945	37,369,651
Operating Limited Partnership Units	2,146,919	2,149,802	2,131,425
Weighted Avg. Shares Diluted - FFO	39,634,078	39,682,747	39,501,076

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Assumptions for 2014 FFO Guidance Range
All Estimates are for ESS on a Stand Alone Basis
Excludes Merger Related Costs in 2014
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	YTD 2013	2014	2014
Net Operating Income ("NOI")
Total NOI from consolidated communities	$405,991	$439,000	$445,000

Discontinued Operations NOI	3,048	-	-

Accretion from external growth, net of dispositions	-	500	500

Management Fees	11,700	10,100	11,200

Interest Expense
Interest and amortization expense, before capitalized interest	(133,024)	(134,300)	(131,300)
Projected interest capitalized	16,500	12,200	13,200
Net interest expense	(116,524)	(122,100)	(118,100)

Recurring Income and Expenses
Interest and other income	9,114	9,400	10,200
FFO from co-investments	31,287	36,200	37,200
General and administrative expense	(24,440)	(25,000)	(26,000)
Cost of management and other fees	(6,681)	(6,800)	(6,800)
Preferred dividends and non-controlling interest	(13,399)	(14,000)	(14,000)
	(4,119)	(200)	600

Non-Core Income and Expenses
Promote income from co-investment	-	2,000	6,000
Gains on sales of marketable securities, land, note prepayment	4,022	-	-
Gains from early redemption of preferred equity investments	1,358	-	-
Loss on early retirement of debt	(300)	-	-
Merger expenses	(4,284)	-	-
Acquisition costs	(1,161)	(1,000)	(1,600)
	(365)	1,000	4,400

Funds from Operations	$299,731	$328,300	$343,600

Funds from Operations per diluted Share	$7.59	$8.13	$8.50

% Change - Funds from Operations	13.1%	7.1%	12.1%

Funds from Operations excluding non-core items	$300,096	$327,300	$339,200

Core Funds from Operations per diluted Share	$7.60	$8.10	$8.40

% Change - Core Funds from Operations	11.4%	6.6%	10.5%

Weighted average shares outstanding	39,501,076	40,400,000	40,400,000

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year ended December 31, 2013 and Q1 2014 to date
(Dollars in thousands)

Acquisitions			Essex Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Unit	Rent

Annaliese	Seattle, WA	56	100%	EPLP	Jan-13	$19,000	$339	$1,734
Bennett Lofts (1)	San Francisco, CA	34	100%	EPLP	Jan-13	22,220	654	3,028
Fox Plaza (2)	San Francisco, CA	444	100%	EPLP	Feb-13	135,000	257	1,878
	Q1 2013 Total	534				176,220	291

Regency at Mountain View	Mountain View, CA	142	50%	Wesco III, LLC	May-13	42,500	299	2,012
Gas Company Lofts	Los Angeles, CA	251	50%	Wesco III, LLC	Jun-13	71,000	283	2,017
	Q2 2013 Total	393				113,500	289

Slater 116	Kirkland, WA	108	100%	EPLP	Sep-13	29,600	274	1,502
	Q3 2013 Total	108				29,600	274

Vox	Seattle, WA	58	100%	EPLP	Oct-13	22,235	383	2,051
Domain	San Diego, CA	379	100%	EPLP	Nov-13	121,000	319	1,899
	Q4 2013 Total	437				$143,235	$328

Dispositions			Essex Ownership			Sales	Price per
		Units	Percentage	Ownership	Date	Price	Unit

	Q2 2013 Total	222	28.2%	Fund II	May-13	$26,400	$119

		897	28.2%	Fund II	Various	294,000	328
		183	100%	EPLP	Sep-13	25,300	138
	Q3 2013 Total	1,080				319,300	296

		40	100%	EPLP	Oct-13	4,650	116
		140	100%	EPLP	Dec-13	27,535	197
	Q4 2013 Total	180				32,185	179

		106	100%	EPLP	Jan-14	14,350	135
	Q1 2014 to date	106				$14,350	$135

(1)	The 147 unit apartment community was acquired in two phases for $96.0 million. Approximately 75% was acquired in December 2012 with the remainder acquired on January 8, 2013.
(2)	The price per unit excludes $21.0 million attributed to the allocation of cost of the retail and parking garage at the community.

See Company's 10-K and 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.

2014 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Estimated Rent Growth

Seattle	8,500	6,500	15,000	1.9%	1.3%	39,000	2.6%	5.4%

San Francisco	4,500	525	5,025	1.2%	0.7%	26,200	2.5%	6.4%
Oakland	2,000	2,900	4,900	0.6%	0.5%	20,300	2.0%	5.4%
San Jose	4,300	1,800	6,100	1.7%	0.9%	26,500	2.8%	7.9%
No. Cal.	10,800	5,225	16,025	1.3%	0.7%	73,000	2.5%	6.8%

Ventura	650	1,200	1,850	1.0%	0.7%	4,800	1.7%	4.3%
Los Angeles	9,000	3,300	12,300	0.6%	0.4%	75,500	1.9%	5.3%
Orange	3,250	3,500	6,750	0.8%	0.6%	28,700	2.0%	4.6%
San Diego	2,500	2,500	5,000	0.6%	0.4%	23,400	1.8%	3.7%
So. Cal.	15,400	10,500	25,900	0.7%	0.5%	132,400	1.9%	4.7%

Weighted Average (4)	34,700	22,225	56,925	1.1%	0.7%	244,400	2.2%	5.6%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2014 G.D.P. Growth:  2.8% , 2014 Job Growth: 1.8%

(1) New Residential Supply:  MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2014 over estimated Dec 2013, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2014 vs Q4 2013 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-K and 10-Q for additional disclosures.

Los Angeles, CA

Comparison of Annual Rent and Job Growth Rates
(Los Angeles, CA)
Eff Rent Growth
Job Growth
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
Potential upside in rent growth, or overstated job growth?
2Q96 4Q96 2Q97 4Q97 2Q98 4Q98 2Q99 4Q99 2Q00 4Q00 2Q01 4Q01 2Q02 4Q02 2Q03 4Q03 2Q04 4Q04 2Q05 4Q05 2Q06 4Q06 2Q07 4Q07 2Q08 4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13
Effective Rental Growth Rate
Job Growth %

Sources: Axiometrics Inc.; BLS

AXIOMETRICS INC.
Smart Data. Smart People. Smart Decisions.™

 © 2013 AXIOMETRICS INC. ALL RIGHTS RESERVED. *  Los Angeles, CASoCal has been later to recover than most other major MSAs. Still, it has posted steady, solid results the past couple years. Does it have more upside than some of the other MSAs we’ve discussed?  Sources: Axiometrics Inc.; BLS  S-17

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 30, 2014

Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property

NORTHERN CALIFORNIA
Santa Clara County
The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	40
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	50
Regency at Mountain View	333 Escuela Avenue	Mountain View	CA	142	127,600	2013	1970	Wesco III	43
Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	9
Epic - Phase I	545 River Oaks Parkway	San Jose	CA	280	249,080		2013	JV-55%	0
Epic - Phase II	545 River Oaks Parkway	San Jose	CA	289	223,156			JV-55%
Epic - Phase III	545 River Oaks Parkway	San Jose	CA	200	187,794			JV-55%
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	13
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	11
One South Market	1 S. Market Street	San Jose	CA	312	283,268			JV-55%
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	13
101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	12
Willow Lake	1331 Lakeshore Circle	San Jose	CA	508	471,744	2012	1989	EPLP	24
1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	42
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	38
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	39
Riley Square	3707 Poinciana Drive	Santa Clara	CA	156	126,900	2012	1972	Wesco I	41
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	24
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	40
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	12
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	40
Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	43
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	25
Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	44
Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	2
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	24
			14%	4,857	4,251,093
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	3
Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	35
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	38
The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	35
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	35
City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	38
The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	4
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	26
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	26
			6%	1,958	1,521,145
Contra Costa County
Connolly Station	7550 St. Patrick Way	Dublin	CA	309	286,348			JV-55%
The Emme (fka 64th and Christie)	64th and Christie Avenue	Emeryville	CA	190	148,935			EPLP
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	10
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	25
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	28
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	28
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	8
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	8
The Village	1500 Newell Avenue	Walnut Creek	CA	49	106,228			JV - 50%
			5%	1,720	1,624,354

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 30, 2014

Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property
San Mateo County
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	39
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	51
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	65
Park 20 (fka Elkhorn)	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
			2%	837	750,430

San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	40
Park West	121 Funston	San Francisco	CA	126	90,060	2012	1958	EPLP	55
Bennett Lofts	530, 542, 548 Brannan	San Francisco	CA	150	184,713	2012	2004	EPLP	9
	208 Pennsylvania and 1001 Mariposa
Mosso I and Mosso II	900 Folsom Street and 250 Fifth Street	San Francisco	CA	463	371,072			JV-55%
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	50
Fox Plaza	1390 Market Street	San Francisco	CA	443	230,017	2013	1968	EPLP	45
			3%	894	647,090

Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	6
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	9
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	11
			1%	230	233,356

Total Northern California			31%	10,496	9,027,468				28

SOUTHERN CALIFORNIA
Los Angeles County
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	24
416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	4
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	39
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	43
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	26
Pathways at Bixby Village	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	38
Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	2
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	45
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	24
Gas Company Lofts	810 S. Flower Street	Los Angeles	CA	251	226,666	2013	2004	Wesco III	9
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	34
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	22
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	4
Pacific Electric Lofts	610 South Main Street	Los Angeles	CA	314	277,980	2012	2006	Wesco I	7
Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	11
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	25
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	25
Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	9
Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2011	2011	EPLP	2
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	42
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	13
Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	2
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	41
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	41
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	41
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	11

2

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 30, 2014

Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	41
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	34
Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	3
The Avery	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	49
The Huxley	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
The Dylan	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	43
Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	3
			17%	5,898	5,106,861
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	28
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	23
Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	12
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	26
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	12
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	39
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	27
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	9
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	42
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	40
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	40
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	26
			10%	3,271	2,980,144

Santa Barbara County
The Sweeps	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	46
CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	51
Hope Ranch	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965/73	EPLP	48/40
			1%	347	306,608
Orange County
Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	4
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	29
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	44
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	52
Haver Hill	3100 East Yorba Linda Boulevard	Fullerton	CA	264	224,130	2012	1973	Wesco III	40
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	21
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	39
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	29
The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256	2012	1975	EPLP	38
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	3
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	14
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	28
Madrid Apartments	28401 Los Alisos Boulevard	Mission Viejo	CA	230	228,099	2012	2000	Wesco I	13
Fairway Apartments at Big Canyon	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	41
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	43
Fairhaven Apartments	1300 E. Fairhaven	Santa Ana	CA	164	135,700	2001	1970	DownREIT	43
Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	EPLP	5
			10%	3,381	3,367,733
San Diego County
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	42
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	30
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	50
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	31

3

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 30, 2014

Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	37
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	29
Domain	8798 Spectrum Boulevard	San Diego	CA	379	345,044	2013	2013	EPLP	0
CentrePointe	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	39
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	41
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	30
			7%	2,446	1,937,444
Riverside County
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	25
			1%	276	207,200

Total Southern California			46%	15,619	13,905,990				27

SEATTLE METRO AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	29
Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388	2010	2000	EPLP	13
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	26
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	35
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	36
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	27
Woodland Commons	13700 NE 10th Place	Bellevue	WA	302	217,878	1990	1978	EPLP	35
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	23
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	28
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	13
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	27
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	13
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	14
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	27
Ascent	12062 Slater Avenue NE	Kirkland	WA	90	75,840	2012	1988	EPLP	25
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	27
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	23
Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339	2010	1978	EPLP	35
Montebello	12000 131st Lane NE	Kirkland	WA	248	272,734	2012	1996	EPLP	17
Slater 116	11415 Slater Avenue NE	Kirkland	WA	108	81,415	2013	2013	EPLP	0
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	32
The Elliot at Mukilteo (fka Anchor Village)	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	32
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	15
Delano	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340	2011	2011/2005	EPLP	2/8
Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916	2010	1986	EPLP	27
Vesta	18666 Redmond Way	Redmond	WA	440	381,675	2011	1998	Wesco I	15
Redmond Hill	6110 186th Place NE	Redmond	WA	442	350,275	2011	1985	Wesco I	28
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	27
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	16
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	15
Annaliese	118 6th Ave. N	Seattle	WA	56	48,216	2013	2009	EPLP	4
Fountain Court	2400 4th Street	Seattle	WA	320	207,000	2000	2000	EPLP	13
Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109	2010	2010	JV - 99%	3
Domaine	2483 Birch Avenue N	Seattle	WA	92	79,421	2012	2009	EPLP	4
Expo	100 Republican	Seattle	WA	275	190,176	2012	2012	JV - 50%	1
The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151	2011	2008	EPLP	5
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806	2007	2006	EPLP	7
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	1994	1990	EPLP	23
Vox Apartments	1527 15th Avenue	Seattle	WA	58	42,173	2013	2013	EPLP	0
Total Seattle Metro Area			23%	7,860	6,723,426				19
4

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of January 30, 2014

Property Name	Address	City	State	Units	Square Footage		Year Acquired	Year Built	Property Ownership	Age of Property

163	Apartment Communities		100%	33,975	29,656,884	(1)
11	Apartment Communities Under Construction			2,501	2,182,195	(2)

Avg. square footage	873			Definitions for Property Ownership
Avg. units per property	208		EPLP	The Company has a 100% ownership in the community.
			Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
Avg. age of property	25
			Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
(1) Includes 349,465 square feet of retail or commercial space
(2) Includes 36,225 square feet of estimated retail or commercial space			Wesco III	The community is owned by Wesco III, LLC. The Company has a 50% interest in Wesco III, LLC, which is accounted for using the equity method of accounting.

			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.

			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
			JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office/Retail Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	39,600	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	EPLP
				323,600

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